UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 16, 2003
                                                          --------------


                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                    1-31565                  06-1377322
--------------------------------   ----------------------       ---------------
(State or other jurisdiction of    Commission File Number   (I.R.S. Employer
incorporation or organization)                              Identification No.)




                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                            --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)





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                           CURRENT REPORT ON FORM 8-K



Item 1.          Changes in Control of Registrant
                 --------------------------------

                 Not applicable.

Item 2.          Acquisition or Disposition of Assets
                 ------------------------------------

                 Not applicable.

Item 3.          Bankruptcy or Receivership
                 --------------------------

                 Not applicable.

Item 4.          Changes in Registrant's Certifying Accountant
                 ---------------------------------------------

                 Not applicable.

Item 5.          Other Events
                 ------------

                 Not applicable.

Item 6.          Resignations of Registrant's Directors
                 --------------------------------------

                 Not applicable.

Item 7.          Financial Statements and Exhibits
                 ---------------------------------

                 (a) No financial statements of businesses acquired are
                     required.

                 (b) No pro forma financial information is required.

                 (c) Attached as an exhibit is the Company's earnings
                     release for the three months ended March 31, 2003, in which the Company updates its diluted earnings per share estimates for 2003.

Item 8.          Change in Fiscal Year
                 ---------------------

                 Not applicable.

Item 9.          Regulation FD Disclosure
                 ------------------------

                 (This information is being provided under Item 12, "Results of Operations and Financial Condition," of this Form 8-K.)
                 On April 16, 2003, New York Community Bancorp, Inc. (the "Company"), a Delaware Corporation, reported its earnings for the three months ended March 31, 2003, and updated its diluted earnings per share estimates for 2003.

Item 10. Amendments to the Registrant's Code of Ethics or Waiver of a Provision to the Code of Ethics
                 ---------------------------------------------------------------

                 Not applicable.

Item 11.         Temporary Suspension of Trading Under Registrant's Employee
                 Benefit Plans
                 ---------------------------------------------------------------

                 Not applicable.

Item 12.         Results of Operations and Financial Condition
                 ----------------------------------------------

                 Not applicable.

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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 16, 2003                     NEW YORK COMMUNITY BANCORP, INC.
-----------------------------
       Date


                                   /s/ Joseph R. Ficalora
                                   ---------------------------------------------
                                   Joseph R. Ficalora
                                   President and Chief Executive Officer



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                                  EXHIBIT INDEX
                                  -------------


99.1 Earnings release for the three months ended March 31, 2003, dated April 16, 2003, which includes the Company's updated diluted earnings per share estimates for 2003.


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